Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Iris Hill, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of 3D Pioneer Systems, Inc. (formerly Mobile Gaming International Corp.) on Form 10-K for the fiscal year ended July 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of 3D Pioneer Systems, Inc. at the dates and for the periods indicated.

Date: October 29, 2013

By:	/s/ Iris Hill
Iris Hill
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to 3D Pioneer Systems, Inc. and will be retained by 3D Pioneer Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.